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                                                                    EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS


         We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 9, 2001, in the Registration Statement (Form S-1) and related Prospectus of Standard Management Corporation dated June 27, 2001.



                                                         /s/ Ernst & Young LLP

Indianapolis, Indiana
June 27, 2001